EXHIBIT 32.2

Section 1350 Certification of the Chief Financial Officer

I, Sean T. Smith, Chief Financial Officer of Photronics, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

(1)     the Quarterly Report on Form 10-Q of the Company for the quarterly period ended August 3, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

(2)     the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ SEAN T. SMITH

Sean T. Smith
Chief Financial Officer
September 15, 2003